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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 26, 2005
                             -----------------------

                                 CRYOLIFE, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

              FLORIDA                              1-13165                          59-2417093
    (State or Other Jurisdiction          (Commission File Number)                 (IRS Employer
         of Incorporation)                                                      Identification No.)

                 1655 ROBERTS BOULEVARD N.W., KENNESAW, GA 30144
               (Address of principal executive office) (zip code)

       Registrant's telephone number, including area code: (770) 419-3355

                                       N/A
          (Former name or former address, if changed since last report)
                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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

SECTION 3  SECURITIES AND TRADING MARKETS
ITEM 3.01  NOTICE OF FAILURE TO SATISFY A CONTINUED LISTING
           RULE OR STANDARD.

(b) On May 26, 2005, CryoLife, Inc. ("CryoLife") sent notice to the New York Stock Exchange (the "NYSE") that it had inadvertently omitted to state in the proxy statement for the 2005 Annual Meeting of Shareholders that its Corporate Governance Guidelines are available on its web site, and that those guidelines, together with its committee charters are available in print form to stockholders on request. Section 303A.09 of the listing standards of the NYSE requires that these statements be included in the annual proxy statement.

     CryoLife addressed this by including the omitted information in its press release dated May 26, 2005, and by filing it with the Securities Exchange Commission on this Form 8-K, indicating that the filing was also soliciting material under Rule 14a-12 under the Securities Exchange Act of 1934. The information has been and continues to be available on CryoLife's web site and in print form to stockholders upon request, and will be included in next year's proxy statement. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The NYSE has assured CryoLife that this noncompliance will not result in a delisting of CryoLife shares on the NYSE.

SECTION 8 OTHER EVENTS
ITEM 8.01  OTHER EVENTS.

     On May 26, 2005, CryoLife issued a press release announcing the results of a study of its SynerGraft(R) Model #100, a bovine ureter used for arteriovenous
(AV) access in dialysis patients, which was presented at the Fourth International Congress of the Vascular Access Society in Berlin, Germany.

SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01   EXHIBITS.

     (a) Financial Statements

     (b) Pro Forma Financial Information

     (c) Exhibits

         Exhibit Number               Description
         --------------               -----------

         99.1                         Press Release dated May 26, 2005





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


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CRYOLIFE, INC.



Date: May 26, 2005              By:  /s/ D.A. Lee
                                    -----------------------------------------
                                    D. Ashley Lee,     Executive Vice President,
                                    Chief Operating Officer and
                                    Chief Financial Officer




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


                                  EXHIBIT INDEX



Exhibit Number               Description
--------------               -----------

99.1                         Press Release dated May 26, 2005




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